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                                                                 EXHIBIT 10.72

                         CONTINUING GUARANTY UNLIMITED

     For the purpose of inducing THE HUNTINGTON NATIONAL BANK (hereinafter referred to as "Bank") to lend money or advance credit to, or renew, extend or forbear from demanding immediate payment of the Obligations of GEOTRAC OF AMERICA, INC. (formerly known as Bankers Hazard Determination Services, Inc. and successor by merger to Geotrac, Inc. (formerly known as YoSystems, Inc. and successor by merger to SMS Geotrac, Inc.)), a Florida corporation (hereinafter referred to as "Debtor"), the undersigned (hereinafter referred to as "Guarantors" whether one or more), jointly and severally if more than one (which joint and several liability shall exist regardless of whether additional Guarantors have evidenced or may in the future evidence their undertaking by executing this Guaranty, by co-signing one or more promissory notes or other instruments of indebtedness, by executing one or more separate agreements of guaranty of any or all of the Obligations referred to herein or otherwise), hereby unconditionally guarantee the prompt and full payment to Bank when due, whether by acceleration or otherwise, of all Obligations of any kind for which Debtor is now or may hereafter become liable to Bank in any manner.

     The word "Obligations" is used in its most comprehensive sense and includes, without limitation, all indebtedness, debts and liabilities (including principal, interest, late charges, collection costs, attorneys' fees and the like) of Debtor to Bank, either created by Debtor alone or together with another or others, primary or secondary, secured or unsecured, absolute or contingent, liquidated or unliquidated, direct or indirect, whether evidenced by note, draft, application for letter of credit, agreements of guaranty or otherwise, and any and all renewals of, extensions of or substitutes therefor. The word "Obligations" shall include, BUT NOT BE LIMITED TO, all indebtedness owed by Debtor to Bank by reason of credit extended or to be extended to Debtor in the original principal amount of $8,750,000.00, pursuant to one or more instruments of indebtedness and related loan documents.

     Guarantors, and each of them, hereby promise that if one or more of the Obligations are not paid promptly when due, they, and each of them, will, upon request of Bank, pay the Obligations to Bank, irrespective of any action or lack of action on Bank's part in connection with the acquisition, perfection, possession, enforcement or disposition of any or all Obligations or any or all security therefor or otherwise, and further irrespective of any invalidity in any or all Obligations, the unenforceability thereof or the insufficiency, invalidity or unenforceability of any security therefor. Guarantors further agree that when the Obligations become due, any indebtedness owing to any of them from the Bank may be used and applied as payment hereon.

     Guarantors waive notice of any and all acceptances of this Guaranty. This Guaranty is a continuing guaranty, and, in addition to covering all present Obligations of Debtor to Bank, will extend to all future Obligations of Debtor to Bank, and this whether such Obligations are reduced or entirely extinguished and thereafter increased or reincurred. This Guaranty is made and will remain in effect as to any and all Obligations of Debtor incurred or arising prior to receipt by the

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loan officer of Bank who is handling Debtor's Obligations of written notice of termination of this Guaranty. No such written notice or other revocation will in any way affect the duties of Guarantors to Bank with respect to either Obligations incurred by Debtor or instruments executed by Debtor prior to the receipt of such notice by such loan officer of Bank. In addition, no such written notice or other revocation will in any way affect the liabilities of Guarantors to Bank with respect to revolving Obligations of Debtor on which loans or advances are made, whether such loans or advances are made prior or subsequent to such notice. Revocation by any one or more of Guarantors will not affect the duties of the remaining Guarantor or Guarantors.

     Bank's rights hereunder shall be reinstated and revived, and this Guaranty shall be fully enforceable, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Bank as a result of the bankruptcy, insolvency or reorganization of Debtor, Guarantors, or any other person, or as a result of any other fact or circumstance, all as though such amount had not been paid.

     Guarantors waive any claims or other rights which they might now have or hereafter acquire against Debtor or any other person, guarantor, maker or endorser primarily or contingently liable on the Obligations that arise from the existence or performance of Guarantors' obligations under this Guaranty or under any instrument or agreement with respect to any property constituting collateral or security herefor, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of Bank against Debtor or any collateral security therefor which Bank now has or hereafter acquires; whether such claim, remedy or right arises in equity, under contract or statute, at common law, or otherwise.

     Guarantors waive presentment, demand, protest, notice of protest and notice of dishonor or other nonpayment of any and all Obligations and further waive notice of sale or other disposition of any collateral or security now held or hereafter acquired by Bank. Guarantors agree that no extension of time, whether one or more, nor any other indulgence granted by Bank to Debtor, or to Guarantors, or any of them, and no omission or delay on Bank's part in exercising any right against, or in taking any action to collect from or pursue Bank's remedies against Debtor or Guarantors, or any of them, will release, discharge or modify the duties of Guarantors. Guarantors agree that Bank may, without notice to or further consent from Guarantors, release or modify any collateral, security or other guaranties now held or hereafter acquired, or substitute other collateral, security or other guaranties, and no such action will release, discharge or modify the duties of Guarantors hereunder. Guarantors further agree that Bank will not be required to pursue or exhaust any of its rights or remedies against Debtor or Guarantors, or any of them, with respect to payment of any of the Obligations, or to pursue, exhaust or preserve any of its rights or remedies with respect to any collateral, security or other guaranties given to secure the Obligations, or to take any action of any sort, prior to demanding payment from or pursuing its remedies against Guarantors.



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     Guarantors agree to furnish true and complete financial statements from time to time on request of Bank and agree that failure to furnish such financial statements may constitute or be deemed to constitute a default or event of default of the Obligations. Any transfer, whether voluntary or involuntary, of any or all of Guarantors assets, whether in a single transfer or series of transfers, without the prior written consent of Bank, and which materially adversely affects the financial condition of the Guarantors, as determined in Bank's sole discretion, shall constitute an event of default under this Guaranty and the Obligations. Guarantors agree that any legal suit, action or proceeding arising out of or relating to this Guaranty may be instituted in a state or federal court of appropriate subject matter jurisdiction in the State of Ohio; waive any objection which they may have now or hereafter to the laying of venue of any such suit, action or proceeding; and irrevocably submit to the jurisdiction of any such court in any such suit, action or proceeding.

WAIVER OF RIGHT TO TRIAL BY JURY

     GUARANTORS ACKNOWLEDGE THAT, AS TO ANY AND ALL DISPUTES THAT MAY ARISE BETWEEN GUARANTORS AND BANK, THE COMMERCIAL NATURE OF THE TRANSACTION OUT OF WHICH THIS GUARANTY ARISES WOULD MAKE ANY SUCH DISPUTE UNSUITABLE FOR TRIAL BY JURY. ACCORDINGLY, GUARANTORS HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY AS TO ANY AND ALL DISPUTES THAT MAY ARISE RELATING TO THIS GUARANTY OR TO ANY OF THE OTHER INSTRUMENTS OR DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

     Guarantors hereby authorize any attorney at law to appear for them in any action on any or all Obligations guaranteed hereby at any time after such Obligations become due, whether by acceleration or otherwise, in any court of record in or of the State of Ohio or elsewhere, to waive the issuing and service of process against, and confess judgment against Guarantors, or any of them, in favor of Bank for the amount that may be due, including interest, late charges, collection costs, attorneys' fees and the like as provided for in said Obligations, and costs of suit, and to waive and release all errors in said proceedings and judgments, and all petitions in error and rights of appeal from the judgments rendered. No such judgment or judgments against less than all of Guarantors shall be a bar to a subsequent judgment or judgments against any one or more of Guarantors against whom judgment has not been obtained hereon, this being a joint and several warrant of attorney to confess judgment.

     If any Obligation of Debtor is assigned by Bank, this Guaranty will inure to the benefit of Bank's assignee, and to the benefit of any subsequent assignee, to the extent of the assignment or assignments, provided that no assignment will operate to relieve Guarantors, or any of them, from any duty to Bank hereunder with respect to any unassigned Obligation. In the event that any one or more of the provisions contained in this Guaranty or any application thereof shall be determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and any other applications thereof shall not in any way




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be affected or impaired thereby. This Guaranty shall be construed in accordance with the law of the State of Ohio.

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE
AGREEMENT, OR ANY OTHER CAUSE.


   Executed and delivered at Tampa, FL this 29th day of July, 1998.



                          GUARANTOR:     INSURANCE MANAGEMENT
                                          SOLUTIONS GROUP, INC.,
                                          a Florida corporation

                                         By: /s/   Kelly K. King
                                            --------------------------
                                         Name:  Kelly K. King
                                         Title: Secretary

                                         Address: 360 Central Avenue
                                                  St. Petersburg, Florida 33701




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